PORTFOLIO OF INVESTMENTS – as of September 30, 2022 (Unaudited)

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 90.8% of Net Assets

	Canada – 2.0%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)	$719,868
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)	35,001

		754,869

	Chile – 1.7%
500,000	Chile Government International Bond, 1.250%, 1/29/2040, (EUR)	298,180
500,000	Chile Government International Bond, 3.500%, 1/25/2050	339,628

		637,808

	Denmark – 2.7%
500,000	Orsted A/S, 1.500%, 11/26/2029, (EUR)	427,003
200,000	Orsted A/S, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)	164,502
500,000	Vestas Wind Systems Finance BV, EMTN, 1.500%, 6/15/2029, (EUR)	425,414

		1,016,919

	Finland – 1.2%
400,000	Citycon OYJ, (fixed rate to 11/24/2024, variable rate thereafter), 4.496%, (EUR)(a)	282,842
200,000	VR-Yhtyma Oyj, 2.375%, 5/30/2029, (EUR)	172,061

		454,903

	France – 7.9%
400,000	Altarea SCA, 1.750%, 1/16/2030, (EUR)	247,347
400,000	Cie de Saint-Gobain, EMTN, 2.125%, 6/10/2028, (EUR)	358,136
400,000	Covivio, 1.125%, 9/17/2031, (EUR)	289,486
200,000	Derichebourg S.A., 2.250%, 7/15/2028, (EUR)	153,068
200,000	Faurecia SE, 2.375%, 6/15/2029, (EUR)	132,122
700,000	France Government Bond OAT, 1.750%, 6/25/2039, 144A, (EUR)	577,355
100,000	Getlink SE, 3.500%, 10/30/2025, (EUR)	89,185
600,000	ICADE, 1.500%, 9/13/2027, (EUR)	514,793
300,000	Seche Environnement S.A., 2.250%, 11/15/2028, (EUR)	234,768
600,000	Societe du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)	419,895

		3,016,155

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Germany – 10.4%
700,000	BayWa AG, EMTN, 3.125%, 6/26/2024, (EUR)	$682,995
2,500,000	Bundesrepublik Deutschland Bundesanleihe, Series G, Zero Coupon, 1.719%-1.874%, 8/15/2050, (EUR)(b)	1,377,245
500,000	E.ON SE, EMTN, 0.350%, 2/28/2030, (EUR)	371,595
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)	396,529
400,000	Evonik Industries AG, (fixed rate to 9/02/2026, variable rate thereafter), 1.375%, 9/02/2081, (EUR)	295,975
500,000	Evonik Industries AG, EMTN, 2.250%, 9/25/2027, (EUR)	444,083
500,000	Landesbank Baden-Wuerttemberg, Series 809, MTN, 0.375%, 7/29/2026, (EUR)	429,024

		3,997,446

	Hungary – 1.1%
700,000	Hungary Government International Bond, 1.750%, 6/05/2035, (EUR)	424,428

	Indonesia – 2.6%
500,000	Perusahaan Penerbit SBSN Indonesia III, 3.750%, 3/01/2023	497,834
500,000	Perusahaan Penerbit SBSN Indonesia III, MTN, 3.900%, 8/20/2024	494,520

		992,354

	Ireland – 0.5%
300,000	ESB Finance DAC, EMTN, 1.000%, 7/19/2034, (EUR)	210,850

	Italy – 5.5%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)	306,936
600,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)	436,159
300,000	ERG SpA, EMTN, 0.500%, 9/11/2027, (EUR)	246,854
400,000	Hera SpA, EMTN, 2.500%, 5/25/2029, (EUR)	348,069
1,300,000	Italy Buoni Poliennali Del Tesoro, 1.500%, 4/30/2045, 144A, (EUR)	750,371

		2,088,389

	Japan – 1.1%
500,000	Denso Corp., 1.239%, 9/16/2026	431,122

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Korea – 4.3%
$400,000	Kia Corp., 1.750%, 10/16/2026	$344,807
400,000	Kookmin Bank, GMTN, 4.500%, 2/01/2029	376,788
600,000	Korea International Bond, Zero Coupon, 0.000%, 10/15/2026, (EUR)(c)	515,932
400,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023	398,208

		1,635,735

	Lithuania – 2.0%
500,000	AB Ignitis Grupe, EMTN, 1.875%, 7/10/2028, (EUR)	409,773
400,000	AB Ignitis Grupe, EMTN, 2.000%, 7/14/2027, (EUR)	341,293

		751,066

	Mexico – 1.8%
800,000	Mexico Government International Bond, 1.350%, 9/18/2027, (EUR)	680,813

	Netherlands – 6.8%
200,000	ABB Finance BV, EMTN, Zero Coupon, 0.282%, 1/19/2030, (EUR)(c)	148,110
400,000	CTP NV, EMTN, 2.125%, 10/01/2025, (EUR)	348,259
400,000	de Volksbank NV, EMTN, 0.375%, 3/03/2028, (EUR)	312,779
500,000	de Volksbank NV, (fixed rate to 12/15/2027, variable rate thereafter), 7.000%, (EUR)(a)	411,621
600,000	de Volksbank NV, EMTN, (fixed rate to 10/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)	521,246
500,000	Koninklijke Philips NV, EMTN, 2.125%, 11/05/2029, (EUR)	428,253
300,000	Stedin Holding NV, EMTN, 2.375%, 6/03/2030, (EUR)	263,546
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)	111,521
100,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)	75,284

		2,620,619

	Portugal – 0.8%
400,000	Ren Finance BV, EMTN, 0.500%, 4/16/2029, (EUR)	307,158

	Singapore – 2.4%
1,000,000	Vena Energy Capital Pte Ltd., EMTN, 3.133%, 2/26/2025	919,308

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Spain – 7.3%
400,000	Banco Bilbao Vizcaya Argentaria S.A., 1.000%, 6/21/2026, (EUR)	$352,771
500,000	Bankinter S.A., 0.625%, 10/06/2027, (EUR)	397,343
400,000	Iberdrola Finanzas S.A., EMTN, 1.375%, 3/11/2032, (EUR)	320,726
500,000	Iberdrola International BV, (fixed rate to 2/22/2023, variable rate thereafter), 1.875%, (EUR)(a)	480,225
900,000	Spain Government Bond, 1.000%, 7/30/2042, 144A, (EUR)	566,890
500,000	Telefonica Emisiones S.A., EMTN, 2.592%, 5/25/2031, (EUR)	437,840
300,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(a)	235,066

		2,790,861

	Supranationals – 8.9%
3,700,000	European Investment Bank, 2.375%, 5/24/2027	3,420,095

	Sweden – 1.9%
500,000	Vattenfall AB, EMTN, 0.125%, 2/12/2029, (EUR)	394,737
400,000	Volvo Car AB, EMTN, 2.500%, 10/07/2027, (EUR)	324,025

		718,762

	United Kingdom – 7.1%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)	494,193
500,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)	436,675
300,000	SSE PLC, EMTN, 2.875%, 8/01/2029, (EUR)	269,606
400,000	Thames Water Utilities Finance PLC, 0.875%, 1/31/2028, (EUR)	323,450
1,500,000	United Kingdom Gilt, 0.875%, 7/31/2033, (GBP)	1,190,465

		2,714,389

	United States – 10.8%
500,000	Air Products & Chemicals, Inc., 2.050%, 5/15/2030	408,885
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)	449,902
600,000	Digital Euro Finco LLC, 2.500%, 1/16/2026, (EUR)	544,334
300,000	Digital Intrepid Holding BV, 0.625%, 7/15/2031, (EUR)	196,115
200,000	DTE Electric Co., 3.950%, 3/01/2049	160,378
500,000	Equinix, Inc., 0.250%, 3/15/2027, (EUR)	412,687
400,000	Ford Motor Co., 3.250%, 2/12/2032	288,132

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$400,000	Southern Power Co., 4.150%, 12/01/2025	$386,042
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047	168,889
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029	639,017
600,000	Wabtec Transportation Netherlands BV, 1.250%, 12/03/2027, (EUR)	473,076

		4,127,457

	Total Bonds and Notes (Identified Cost $44,344,376)	34,711,506

Short-Term Investments – 3.1%
1,166,406	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $1,166,512 on 10/03/2022 collateralized by $1,213,200 U.S. Treasury Note, 3.500% due 9/15/2025 valued at $1,189,789 including accrued interest(d) (Identified Cost $1,166,406)	1,166,406

	Total Investments – 93.9% (Identified Cost $45,510,782)	35,877,912
	Other assets less liabilities – 6.1%	2,340,915

	Net Assets – 100.0%	$38,218,827

(†)

Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund’s Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.

The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund’s valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Perpetual bond with no specified maturity date.
(b)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(d)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the value of Rule 144A holdings amounted to $1,894,616 or 5.0% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At September 30, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Buxl® 30 Year Bond	12/08/2022	4	$629,270	$574,858	$(54,412)

At September 30, 2022, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/30/2022	4	$426,656	$430,032	$(3,376)
British Pound	12/19/2022	25	1,838,125	1,747,031	91,094
Canadian Dollar	12/20/2022	11	846,219	796,345	49,874
Euro	12/19/2022	203	25,574,440	25,023,556	550,884
Euro Schatz	12/08/2022	27	2,839,705	2,835,731	3,974
German Euro BOBL	12/08/2022	14	1,661,087	1,643,054	18,033

Total					$710,483

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$34,711,506	$—	$34,711,506
Short-Term Investments	—	1,166,406	—	1,166,406
Total Investments	—	35,877,912	—	35,877,912
Futures Contracts (unrealized appreciation)	713,859	—	—	713,859

Total	$713,859	$35,877,912	$—	$36,591,771

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(57,788)	$—	$—	$(57,788)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include futures contracts.

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. During the period ended September 30, 2022, the Fund used U.S. and foreign government bond futures to gain yield curve exposure.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the period ended September 30, 2022, the Fund used U.S. and foreign government bond futures to manage duration.

The Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended September 30, 2022, the Fund used currency futures for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of September 30, 2022:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$22,007
Foreign exchange contracts	691,852

Total exchange-traded asset derivatives	$713,859

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(57,788)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of September 30, 2022:

Maximum Amount of Loss - Gross	Maximum Amount of Loss – Net
$ 1,863,925	$1,863,925

Industry Summary at September 30, 2022 (Unaudited)

Government National	17.7%
Industrial	15.7
Utility-Electric	14.5
Special Purpose	10.6
Supra-National	8.9
Financial	8.4
Bank	7.2
Government Regional	3.1
Telephone	2.3
Government Agency	1.0
Utility-Gas	0.7
Transportation-Rail	0.5
Transportation-Non Rail	0.2
Short-Term Investments	3.1

Total Investments	93.9
Other assets less liabilities (including futures contracts)	6.1

Net Assets	100.0%

Currency Exposure Summary at September 30, 2022 (Unaudited)

Euro	60.2%
United States Dollar	27.3
British Pound	4.4
Canadian Dollar	2.0

Total Investments	93.9
Other assets less liabilities (including futures contracts)	6.1

Net Assets	100.0%